                                                                EXHIBIT 10.6


        NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK PURCHASABLE ON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT THEREFOR UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE CORPORATION AND CONCURRED IN BY THE CORPORATION'S COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH TRANSACTION COMPLIES WITH RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT.

        Warrant No. 5                                        Warrant to Purchase
                                                               140,000 shares of
                                                           Common Stock (Subject
                                                                  to Adjustment)


                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                             WASTE CONNECTIONS, INC.

                           Void after January 29, 2008


               This certifies that for value received, FSC Corp. ("Holder"), is entitled, subject to the terms set forth below, at any time or from time to time before 5:00 p.m., Pacific standard time, on January 29, 2008, to purchase from Waste Connections, Inc., a Delaware corporation (the "Company"), up to 140,000 fully paid and nonassessable shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock") as constituted on January 30, 1998 (the "Issue Date"), upon surrender hereof at the principal office of the Company, with the subscription form attached hereto properly completed and duly executed, and simultaneous payment therefor in lawful money of the United States at the price of $2.80 per share, subject to adjustment as provided in Section 4 hereof (the "Purchase Price"). The number and character of such shares of Common Stock are also subject to adjustment as provided below. Such number shall be reduced at such time or times as this Warrant is exercised in part by the number of shares as to which this Warrant is then exercised. The term "Warrant Stock" shall mean, unless the context otherwise requires, the stock and other securities and property at any time receivable upon the exercise of this Warrant. The term "warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

        1. Method of Exercise; Payment. Subject to compliance with the provisions of Section 7 hereof:

               A. Cash Exercise. This Warrant may be exercised as a whole, or in part from time to time, by the Holder by delivering this Warrant, for cancellation if it is exercised as a whole or for endorsement if it is exercised in part, together with a Subscription in the form appearing at the end hereof properly completed and duly executed by or on behalf of the Holder, to the Company at its office in Roseville, California (or at the office of the agency maintained for such purpose), accompanied by payment in cash or by certified or official bank check payable to the order of the Company, in an aggregate amount equal to the Purchase Price as then adjusted times the number of shares of Warrant Stock as to which this Warrant is then being exercised. In the event of any such exercise that is partial, the Company shall endorse this Warrant as having been exercised to that extent and return this Warrant to the Holder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.

               B. Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 1.A, Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at such office together with notice of such election, in which event the Company shall issue to Holder a number of shares of Warrant Stock computed using the following formula:

                                 X = Y (A-B)
                                     ------
                                       A

Where X = the number of shares of Warrant Stock to be issued to Holder.

         Y = the number of shares of Warrant Stock purchasable under this Warrant at the date of such calculation or, if only a portion of this Warrant is being exercised, the portion of this Warrant being cancelled at the date of such calculation.

         A = the fair market value of one share of Warrant Stock purchasable under this Warrant at the date of such calculation.

         B  =  Purchase Price (as adjusted to the date of such calculations).

For purposes of this Warrant, fair market value of one share of Warrant Stock shall mean:

               (1) The average of the closing bid and asked prices of the Common Stock quoted on the NASDAQ Stock Market or the closing price quoted on any national securities exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten trading days prior to the date of determination of fair market value; or

               (2) If the Common Stock is not traded on the NASDAQ stock market or on such an exchange, an amount jointly determined by the Board of Directors and the Holder, or in the event such persons are unable to reach agreement upon such fair market value within 10 days of the exercise of this Warrant, the fair market value as determined by an independent third-party appraiser jointly selected by the Company's Board of Directors and the Holder hereof.

               C. Delivery of Stock Certificates. The Company will, or will direct its transfer agent to, issue, as soon as practicable after any exercise of this Warrant under Section 1 and in any event within thirty days thereafter, at its expense (including the payment by it of any applicable issue taxes), in the name of and deliver to the Holder, or as the Holder may direct (on payment by the Holder of any applicable transfer taxes) a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock as to which this warrant is so exercised.

        2. Payment of Taxes. All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issuance or delivery thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Warrant Stock in any name other than that of the Holder and, in such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid, or it has been established to the Company's satisfaction that no tax or other charge is due.

        3. A. Transfer. Subject to Section 7, this Warrant and all rights hereunder are transferable, as a whole or in part, on the books of the Company maintained for such purpose at the office specified pursuant to Section 1.A, by the Holder in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.

               Upon any partial transfer, the Company will issue and deliver to the Holder a new warrant or warrants of like tenor with respect to the shares of Warrant Stock not so transferred. In lieu of any fraction of a share to which the Holder would otherwise be entitled, the Company may deliver to the Holder cash in an amount equal to such fraction of the current fair market value of one full share determined in the manner provided in Section 1.B.

               Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable and that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding, but until a transfer of this Warrant on the books of the Company, the Company may treat the Holder as the owner for all purposes.

               B. Exchange. At the request of the Holder, the Company shall exchange this Warrant for two or more Warrants of like tenor entitling the Holder to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder shall designate at the time of such exchange; provided that the Holder shall not be entitled so to exchange this Warrant or any warrant received in any such exchange on more than an aggregate of seven occasions.

        4. A. Adjustment for Dividends in Other Stock or Property. In case at any time, or from time to time, after the Issue Date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant), shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor:

               (1) Other or additional stock or other securities or property (other than cash) by way of a dividend;

               (2) Any cash paid or payable out of capital, or capital surplus, or surplus created as a result of a revaluation of property; or

               (3) Other or additional stock or other securities or property (including cash) by way of a stock-split, spin-off, reclassification, combination of shares or similar corporate rearrangement;

then, and in each such case, the Holder, upon the exercise hereof (as provided in Section 1), shall be entitled to receive the number of shares of Warrant Stock and other securities and property (including cash in the cases referred to in clauses (2) and (3) above) which the Holder would hold on the date of such exercise if on the Issue Date the Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Issue Date to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property (including cash in the cases referred to in clauses (2) and (3) above) receivable by the Holder as aforesaid during such period, giving effect to all adjustments during such period pursuant to this
Section 4.

               B. Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this

Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.B shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

               C. Reclassification, etc. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change the Warrant Stock into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Warrant Stock immediately prior to such reclassification or other change and the Purchase Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4.

               D. Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the Warrant Stock, into a different number of securities of the same class, the Purchase Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

               E. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Purchase Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

               F. No Dilution or Impairment. The Company will not by amendment of its Articles of Incorporation, or through reorganization, consolidation, merger, dissolution, issuance or sale of securities, sale of assets, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Warrant Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares upon the exercise of this Warrant, and (c) will take no action to amend its Articles of Incorporation which would change to the detriment of the holders of Common Stock (whether or not any Common Stock be at the time outstanding) the dividend or voting rights of the Company's Common Stock (as constituted on the Issue Date).

               G.     Notices of Record Date.  In case:

               (1) The Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

               (2) Of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any split or combination of shares of any class of capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

               (3) Of any voluntary dissolution, liquidation or winding-up of the Company, then,

and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, split, combination, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, split, combination, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 90 days prior to the date therein specified.

               H. Adjustments for Diluting Issuances. The Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be subject to adjustment from time to time in the manner set forth in the Holder's Antidilution Agreement with the Company dated January 30, 1998.

        5. Loss or Mutilation. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new warrant of like tenor.

        6. Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of this Warrant such number of its authorized but unissued shares of Warrant Stock as will be sufficient to permit the exercise in full of this Warrant.

        7. Investment Intent. The Holder, by accepting this Warrant, represents and warrants to the Company as follows:

               A. Acquisition for Own Account. The Holder is acquiring this Warrant and will acquire the shares of Warrant Stock on exercise of this Warrant with the Holder's own funds, for the Holder's own account, not as a nominee or agent. The Holder is not obligated to transfer this Warrant or any Warrant Stock to anyone else nor has any agreements or understandings to do so. The Holder is purchasing or will purchase this Warrant and the Warrant Stock for investment for an indefinite period and not with a view to any sale or distribution thereof, by public or private sale or other disposition, and has no intention of selling, granting any participation in or otherwise distributing or disposing of any thereof. The Holder does not intend to subdivide the Holder's purchase with anyone.

               B. Restricted Securities. The Holder is able to bear the economic risk of the Holder's investment in this Warrant and the Warrant Stock and is aware that the Holder must be prepared to hold this Warrant and the Warrant Stock for an indefinite period and that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the "Act"), on the ground that no distribution or public offering of this Warrant or the Warrant Stock is to be effected and this Warrant or the Warrant Stock are being or will be issued by the Company without any public offering within the meaning of Section 4(2) of the Act.

               C. Sophistication. The Holder is an "accredited investor" as that term is defined in Regulation D under the Act. The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the Holder's investment in this Warrant and the Warrant Stock.

               D. Agreement to Refrain from Resales. Without in any way limiting the Holder's representations herein, the Holder further agrees that the Holder shall not encumber, pledge, hypothecate, sell, assign, transfer or otherwise dispose of this Warrant or any Warrant Stock, unless and until, prior to any proposed encumbrance, pledge, hypothecation, sale, assignment, transfer or other disposition, either
(i) a registration statement on Form S-l (or any other form appropriate for the purpose or replacing such form) under the Act with respect thereto shall be then effective (ii)(a) the Holder shall have furnished the Company with a statement of the circumstances of the proposed disposition and an opinion of counsel (obtained at the Holder's expense) satisfactory to the Company to the effect that such disposition will not require registration under the Act and (b) counsel for the Company shall have concurred in such opinion of counsel and the Company shall have advised the Holder of such concurrence; or (iii) the Warrant Stock can then be sold pursuant to Rule 144 under the Act.

               E. Certificates to be Legended. The Holder understands and agrees that this Warrant, any warrant issued to replace this Warrant and any certificate representing Warrant Stock will bear a legend on the face thereof (or on the reverse thereof with a reference to such legend on the face thereof) in substantially the form set forth on the first page of this Warrant and any other legend that the Company considers necessary or appropriate to comply with any applicable securities law.

        8. Registration. The Company acknowledges that it has granted to certain holders of its capital stock certain rights to registration of such capital stock for resale under the Act, the terms and conditions of which rights are set forth in an Investors' Rights Agreement dated as of September 30, 1997. The Company covenants and agrees to seek an amendment to the Investors' Rights Agreement to include the Warrant Stock in the Registrable Securities to which the registration rights set forth in Section 1 of the Investors' Rights Agreement so that the Holder shall be entitled to identical registration rights pari passu with such holders of capital stock as if the Holder had acquired the Warrant Stock concurrently with such holders and pursuant to the Investors' Rights Agreement. If such amendment is not consented to by the holders of a majority of the Registrable Securities as required by the Investors' Rights Agreement, the Company shall promptly prepare and thereafter enter into with the Holder a Registration Rights Agreement providing for the same registration rights as the Investors' Rights Agreement, which rights shall be subject and subordinate only to those set forth in the Investors' Rights Agreement.

        9. Notices. All notices and other communications from the Company to the Holder shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last Holder who shall have furnished an address to the Company in writing.

        10. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

        11. Attorneys' Fees. In the event any party is required to engage the services of attorneys for the purpose of enforcing this Warrant, or any provision hereof, the prevailing party shall be entitled to recover its reasonable attorneys' fees and any other costs or expenses.

        12. Headings. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

        13. Law Governing. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of California.

        14. Conflict With Other Laws. Any other provisions hereof to the contrary notwithstanding, no Bank Affiliate shall be entitled to exercise the right under this Warrant to purchase any share or shares of the Common Stock if, under any law or under any regulation, rule or other requirement of any governmental authority at any time applicable to such Bank Affiliate, (a) as a result of such purchase, such Bank Affiliate would own, control or have power to vote a greater quantity of securities of any kind than the Bank Affiliate shall be permitted to own, control or have power to vote, or (b) such purchase would not be permitted. For purposes of this Section 14, a written statement of the Bank Affiliate exercising this Warrant, delivered upon surrender of the Warrant, to the effect that such Bank Affiliate is legally entitled to exercise its right under this Warrant to purchase securities and that such purchase will not violate the prohibitions set forth in the preceding sentence, shall be conclusive and binding upon the Company and shall obligate the Company to deliver certificates representing the shares of Common Stock so purchased in accordance with the other provisions hereof and shall relieve the Company of any liability under this Section 14. "Bank Affiliate" as used herein means any person which is a bank holding company or a subsidiary of a bank holding company as defined in the Bank Holding Company Act of 1956, as amended, or other applicable banking laws of the United States of America and the rules and regulations promulgated thereunder.

        15. Delivery of Financial Statements. The Company shall deliver to the
Holder:

               A. as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company; and

               B. as soon as practicable, but in any event within sixty (60) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement for such fiscal quarter, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter.

        16. Inspection. The Company shall permit the Holder, at the Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Holder; provided, however, that the Company shall not be obligated pursuant to this Section 16 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

DATED:  January 30, 1998



                                        WASTE CONNECTIONS, INC.



                                        By:
                                           -------------------------------------
                                             Ronald J. Mittelstaedt
                                             President and
                                             Chief Executive Officer

                                  ENDORSEMENTS


                                                 Number of
                                                  Shares
                       Number of Shares          Remaining
                          as to Which          Available for        Signature of Authorized Officer
   Exercise Date           Exercised             Exercise                   of the Company
   -------------       -----------------       -------------        --------------------------------


                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of warrant)

               The undersigned Holder of this Warrant irrevocably exercises this Warrant for the purchase of _________ shares of Common Stock of Waste Connections, Inc., purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

Dated:
      --------------------------------

                                        ----------------------------------------
                                        (signature of Holder)


                                        ----------------------------------------
                                        (Street Address)


                                        ----------------------------------------
                                        (city) (state) (zip Code)

                               FORM OF ASSIGNMENT


               FOR VALUE RECEIVED the undersigned Holder of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:


        Name of Assignee             Address               No. of Shares
        ----------------             -------               -------------




and does hereby irrevocably constitute and appoint ____________ [Attorney] to make such transfer on the books of Waste Connections, Inc., maintained for the purpose, with full power of substitution in the premises.

Dated:
      --------------------------------

                                        [Holder]

                                        By:
                                           -------------------------------------


                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                             WASTE CONNECTIONS, INC.
                             ANTIDILUTION AGREEMENT

        THIS ANTIDILUTION AGREEMENT is entered into as of January 30, 1998, by and between FSC CORP. and WASTE CONNECTIONS, INC., a Delaware corporation (the "Company").


                                    RECITALS

        A. Concurrently with the execution of this Antidilution Agreement, the Company is issuing FSC Corp. a Warrant to purchase 140,000 shares (the "Shares") of the Company's Common Stock (the "Common Stock") for $2.80 per share.

        B. By this Antidilution Agreement, FSC Corp. and the Company desire to set forth the adjustment in the number of Shares issuable upon exercise of the Warrant as a result of a diluting issuance.

        NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

        1. Definitions. As used in this Antidilution Agreement, the following terms have the following respective meanings:

            1.1 "Option" means any right, option, or warrant to subscribe for, purchase, or otherwise acquire Common Stock or Convertible Securities.

            1.2 "Convertible Securities" means any evidences of indebtedness, shares of stock, or other securities directly or indirectly convertible into or exchangeable for Common Stock other than Options.

            1.3 "Issue" means to grant, issue, sell, assume, or fix a record date for determining persons entitled to receive, any security, whichever of the foregoing is the first to occur.

            1.4 "Additional Common Shares" means any of the Common Stock (including reissued shares) issued after the date of the Warrant. Additional Common Shares does not include, however, any Options; any Convertible Securities; any Common Stock Issued upon conversion of preferred stock outstanding on the date of the Warrant; the Shares; or Common Stock Issued as incentive or in a nonfinancing transaction to employees, officers, directors, or consultants to the Company; or the exercise of any Option or Convertible Security.

        2. Adjustment of Warrant Price for Diluting Issuances.

            2.1 Weighted Average Adjustment. If the Company Issues Additional Common Shares after the date of the Warrant and the consideration per Additional Common

Share (determined pursuant to Section 4) is less than the Purchase Price (as defined in the Warrant) in effect immediately before such Issue, the Purchase Price in effect immediately before such Issue shall be reduced, concurrently with such Issue, to a price (calculated to the nearest hundredth of a cent) determined by multiplying the Purchase Price by a fraction:

                (a) the numerator of which is the amount of Common Stock outstanding immediately before such Issue plus the amount of Common Stock that the aggregate consideration received by the Company for the Additional Common Shares would purchase at the Purchase Price in effect immediately before such Issue, and

                (b) the denominator of which is the amount of Common Stock outstanding immediately before such Issue plus the number of such Additional Common Shares.

            2.2 Adjustment of Number of Shares. Upon each adjustment of the Purchase Price, the number of Shares issuable upon exercise of the Warrant shall be increased to equal the quotient obtained by dividing (a) the product resulting from multiplying (i) the number of Shares issuable upon exercise of the Warrant and (ii) the Purchase Price, in each case as in effect immediately before such adjustment, by (b) the adjusted Purchase Price.

        3. No Adjustment for Issuances Following Deemed Issuances. No adjustment to the Purchase Price shall be made upon the exercise of Options or conversion of Convertible Securities.

        4. Computation of Consideration. The consideration received by the Company for the Issue of any Additional Common Shares shall be computed as follows:

            4.1 Cash shall be valued at the amount of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends.

            4.2 Property. Property other than cash shall be computed at the fair market value thereof at the time of the Issue as determined in good faith by the Board of Directors of the Company.

            4.3 Mixed Consideration. The consideration for Additional common Shares Issued together with other property of the Company for consideration that covers both shall be determined in good faith by the Board of Directors.

        5. General.

            5.1 Governing Law. This Antidilution Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

            5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.



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

            5.3 Entire Agreement. Except as set forth below, this Antidilution Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

            5.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to FSC Corp. at FSC Corp.'s address as set forth below, or at such other address as FSC Corp. shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth below, or at such other address as the Company shall have furnished to FSC Corp. in writing.

            5.5 Severability. In case any provision of this Antidilution Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Antidilution Agreement shall not in any way be affected or impaired thereby.

            5.6 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Antidilution Agreement.

            5.7 Counterparts. This Antidilution Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            5.8 Initial Public Offering. This Antidilution Agreement will be void upon the consummation of a bona fide, firmly underwritten public offering of shares of the Company's common stock registered under the Securities Act of 1933, as amended (the "Act"), pursuant to a registration statement on Form S-1, at an offering price of at least $5.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) with aggregate gross proceeds to the Company of at least $5,000,000.

FSC CORP.                               COMPANY:

                                        WASTE CONNECTIONS, INC.

By:                                     By:
   ----------------------------------      -------------------------------------

Name:                                   Name:
     --------------------------------        -----------------------------------
               (Print)                                  (Print)

Title:                                  Title:
      -------------------------------         ----------------------------------




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